Exhibit 99.1

GUIDEWIRE APPOINTS MIKE ROSENBAUM AS CEO;

MARCUS RYU TRANSITIONS TO CHAIRMAN ROLE

Guidewire affirms previously provided guidance for total revenue; Momentum for InsuranceSuite via Guidewire Cloud grows with six new deals in Q4 and a total of nine for fiscal 2019

SAN MATEO, Calif., August 5, 2019 – Guidewire Software, Inc. (NYSE: GWRE) today announced the appointment of Mike Rosenbaum, former EVP Product at Salesforce, as Chief Executive Officer and to the Board of Directors. Marcus Ryu has transitioned to become Chairman of Guidewire’s Board of Directors. Former Chairman, Peter Gassner, will continue to serve as an independent director.

Since joining Salesforce more than a decade ago, Mr. Rosenbaum has held several leadership positions and driven many of Salesforce’s most notable product achievements. Most recently, he served as EVP Product, with responsibility for customer success, vision, and product development for the world’s #1 CRM platform. He was appointed by Guidewire’s Board of Directors after an extensive selection process. Mr. Rosenbaum’s priorities will include building upon Guidewire’s position as the leading software provider to the global P&C industry, ensuring the success of the Guidewire customer community, and further advancing Guidewire’s cloud offerings.

“Guidewire is building on its market leadership position in mission-critical applications for P&C insurers to now deliver the leading cloud-based platform for the P&C industry. Mike’s experience in leading product development and go-to-market strategy at the world’s leading cloud enterprise software company make him the ideal leader to accelerate our progress,” said Mr. Ryu. “In addition to his leadership credentials, I am gratified that Mike so clearly evinces our values of integrity, rationality, and collegiality. My own journey with Guidewire continues in a new role, and I am eager to support him and the Guidewire team in the service of our customers for years to come.”

“I am honored to have the opportunity to serve as Guidewire’s CEO,” said Mr. Rosenbaum. “I applaud what the company has achieved and deeply appreciate its values and focused commitment to the P&C insurance industry. I’m excited for the opportunity to work with Marcus and the entire team and to play my part in the company’s future success.”

“We thank Marcus for co-founding and serving Guidewire since 2001 and welcome him into his new role as Chairman,” said Peter Gassner, Guidewire director. “We’re very excited to have Mike on board as CEO. His leadership and cloud experience will be instrumental as we look toward our next chapter of growth.”

Guidewire is still early in its quarter close process and, based on preliminary data, affirms guidance for total revenue, as provided in its earnings release on June 4, 2019, a copy of which can be found on its investor relations website at http://ir.guidewire.com. Guidewire also reports that momentum continues to grow for Guidewire Cloud, with six new deals of InsuranceSuite via Guidewire Cloud in Q4 and a total of nine for the fiscal year.

Conference Call

Guidewire will hold a conference call and webcast at 2:00 p.m. PT (5:00 p.m. ET) today to review and discuss this executive transition. A recorded version of this webcast will be available two hours after the call and accessible at http://ir.guidewire.com.

What:	Guidewire Management Conference Call

When:	Monday, August 5, 2019

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(877) 705-6003, Domestic

(201) 493-6725, International

Replay:	(844) 512-2921, Passcode 13693204, Domestic

(412) 317-6671, Passcode 13693204, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

About Guidewire Software

Guidewire delivers the industry platform that Property and Casualty (P&C) insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 40 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, fourth quarter and FY 2019 results, market positioning, business momentum, and demand for Guidewire Cloud. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K, 10-K/A and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our ability to successfully manage any changes to our business model, including the transition of our products to cloud offerings; our services revenue produces lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; our products or cloud-based services may experience data security breaches; changes in accounting guidance on revenue recognition, such as contained in ASC 606, have and may cause us to experience greater volatility in our quarterly and annual results; our ability to remediate our material weakness that arose in connection with the restatement of our financial statements for the years ended July 31, 2018 and 2017; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Investor Relations Contact:

Garo Toomajanian

ICR, LLC

+1 (650) 357 5282

ir@guidewire.com

or

Media Contact:

Diana Stott

Guidewire Software, Inc.

+1 (650) 356 4941

dstott@guidewire.com

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NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

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